Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation June 7, 2010 NASDAQ:ADES Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to coal; future bids, projects, contracts, financing, tax credits, production and various financial measures; the likelihood, timing and impact of new laws, regulations and court rulings on our target markets; anticipated sizes of and growth in our target markets; future supply and demand; the new activated carbon
(“AC”) facility ADA Carbon Solutions (“ADA-CS”) is building; ADA-CS’ ability to supply AC;
industry support for our products and programs; ownership of future AC facilities and litigation.  These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated, including changes in laws and regulations, government funding, prices, economic conditions and market demand;
impact of competition and litigation; failure to raise additional financing; availability, cost of and demand for alternative energy sources and other technologies; operational difficulties;
Clean Coal Solutions’ ability to negotiate acceptable contracts for sale of Refined Coal and to monetize the tax credits; availability of skilled personnel; failure to satisfy performance guaranties; availability of raw materials and equipment; specific risks related to ADA-CS such as changes in the costs and timing of construction of the AC facility, failure to satisfy conditions in existing agreements, actions of ADA-CS’ other owners; and other factors discussed in greater detail in our filings with the SEC, including in our Form 10-K under “Risk
Factors."  You are cautioned not to place undue reliance on our forward-looking statements.
These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100+ coal-fired boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of developing and then
commercializing technologies
Positioned to take advantage of public and
political support for Clean Coal technologies

Investment Highlights
Developing solid sorbent capture technology for greenhouse gas CO2
Started work under $3.2 MM DOE and utility funded program
Proposal submitted for $14 MM scale-up funding
Supported by major power generating companies
CO
2
Capture
Emission
Control
Patented technology designed to improve combustion of PRB Coals in Cyclone boilers while reducing emissions of mercury and NOx
Clean Coal Solutions installed two production facilities in December 2009 capable of producing over 6 MM tons of Refined Coal per year
Tests completed to qualify for Section 45 IRS tax credit of $6.20/ton for ten years;
before tax cash flow of ~$1 per ton to ADA-ES; monetization also triggers payments to ADA-ES of up to $4 MM from JV partner, NexGen
Congress considering one year extension to allow placement of additional units to qualify for the tax credits
Activated Carbon Injection (“ACI”) is deemed maximum achievable control technology
(“MACT”) for the removal of mercury
ADA is a market leader for ACI equipment and engineering services
ADA Carbon Solutions (“ADA-CS”) building new energy-efficient AC manufacturing facility in LA; DOE awarded ADA-CS’ subsidiary, Red River Environmental Products,
$245 MM conditional loan guarantee to finance the facility.
EPA is developing three new MACT regulations expected to create $1 B market for AC
ADA-CS is permitting for up to 5 additional AC production plants.  ADA has the rights to own up to 50% through equity contribution in additional capacity
Refined Coal

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

GROWTH AREA #1: Refined Coal Product ADA-ES’ opportunity through joint venture with an affiliate of NexGen Resources Corporation -5-

Section 45 Refined Coal Tax Credit
Clean Coal’s patented refined coal technology, CyClean, is
designed to enhance combustion of PRB coals in cyclone
boilers
Two systems placed-in-service in December, meeting Section
45 tax credit deadline for
– $6.20 ton/coal (escalates annually) for ten years
– Together, facilities are expected to produce greater than 6
MM tons of Refined Coal per year
– Reduced NO
x
by >20% and Hg by >40%
Monetized revenue expected to produce > $6 MM in
operating income per year for ADA-ES
Except upfront payment of ~$4.5 MM per facility
Monetization will trigger up to $4 MM from NexGen to
maintain its 50% of JV
Working to obtain extension of the placed-in-service deadline for another year to expand business further in 2010
– If extended, an additional 10-20 MM tons could be placed in service

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-7- GROWTH AREA #2: Emission Control

Plant with consent decree limiting mercury emissions

-8- AC Market Drivers: Regulations for Mercury Control Green states with existing rules create $200 - 300 MM AC market

06/18/2007

PSEG
We make things work for you.

Xcel Energy®
RESPONSIBLE BY NATURE™

ALLIANT ENERGY.

Luminant

Ameren

LS Power

conectiv energy
A New Generation of Energy

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems > 20 GW ADA Commercial ACI Systems > 20 GW Plant burns PRB coal or lignite Plant burns bituminous coal ADA-ES Clients -9-

Expected Federal Laws
that Will Increase Our Markets
U.S. EPA MACT for Coal-Fired Boilers
– Will cover all 187 Hazardous Air Pollutants (“HAPs”)
– Should result in 90% to 95% limit for mercury
– Final regulations expected November 2011; 3 years to
implement
U.S. EPA Industrial Boiler MACT
– Will cover larger number of boilers, smaller units
– Draft published April 29 ; to be finalized by December 2010
U.S. EPA MACT for Cement
– AC needed for both mercury and volatiles
– Draft expected this month
U.S. Legislation
– 3-P Bill could be added to Climate bill by Sen. Carper (D-DE)
which includes 90% Hg
Canadian-wide mercury standard has been passed
th

Market for ACI Equipment Expected
from a Federal MACT Standard

0
50
100
150
200
250
300
350
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
State Rules and New
Plants
MACT High Estimate
MACT Low Estimate

Demand with Federal MACT for Utility Boilers, Cement Kilns, and Industrial Boilers
AC Production
Million Pounds Per Year
0
200
400
600
800
1000
1200
1400
1600
2008
2009
2010
2011
2012
2013
2014
2015
Norit
Calgon
Sorb Tech
MWV
Imports

AC Production Supply / Demand ADA -CS -12-

ADA-CS New AC Production
Built largest AC plant in the U.S. to date: 150 MM lbs/yr
Plant designed to be low-cost producer
3-5 year development process:  Startup activities commenced in May
2010
Site permitted for 2
nd
production line
Progress on permits for 4 additional lines in North Dakota

Low-Cost Producer
Plant sited in the middle of lignite reserves
– Provides access to a long term supply of low-cost feedstock material
Minimal transportation costs for lignite
Plant design with four furnaces in a single production line
minimizes labor requirements
Modern, state-of-the-art equipment reduces
maintenance costs
Production designed for large volume customers,
minimizes material handling and labor
Energy efficient design with extensive energy recovery
– Generates 19 MWs, 6 MW for internal use, 13 MWs to be sold on grid as revenue source

GROWTH AREA #3: Control of Greenhouse Emissions: Carbon Dioxide -15-

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional coal-
fired boilers
Based on regenerable solid sorbents - advantages over
competing technologies:
– For the customer: lower cost and less parasitic energy
– For ADA: continuous revenues from sale of proprietary
chemical sorbents
$3.2 MM DOE R&D program with extensive industry support
– Southern Company, Luminant, American Electric Power, Xcel Energy
There has been a significant increase in funding opportunities for CCS technology through DOE

Next Steps for CCS Technology
Current DOE Program through 2010
– Field tests using slipstream device
• Currently testing on Lignite at Luminant
• Bituminous Coal at Southern Company
• PRB at Xcel
– Design of conceptual 500 MW system
Responded in December to a DOE Funding
Opportunity Announcement for scale-up of
solid-sorbent based carbon capture
technology
– $14MM proposal being evaluated
Opportunities for DOE and industry funding
for full-scale demonstrations are expected in
the future

- Calgon
  - Suit based upon a contract Calgon signed with MidWest Generation for AC sales
  - Calgon and ADA had an MOU that provided a commission on sales of AC bid while the MOU was in place
  - ADA believes that it is entitled to >$8 MM in commissions on this contract
  - Discovery complete, trial scheduled for July 2010
- Norit
  - In June, Norit sought an injunction to stop construction of the plant. This was summarily rejected by the Judge.
  - On October 6, the Judge ruled in favor of a motion ADA filed requiring that the suit be addressed by binding arbitration in Atlanta, GA.
    - We view this as a very positive development in the case
    - Arbitration scheduled for 4th quarter 2010

ADA ENVIRONMENTAL SOLUTIONS

Lawsuits -18-

- Revenue CAGR of 23%, 2003 – 2009
- As of 3/31/10:
  - 7.4 MM diluted shares outstanding
  - 50%+ held by institutions
  - ~11% held by insiders and employees

ADA Environmental Solutions

Financial Highlights Balance sheet highlights (at 3/31/10): – Working capital of $2.6 MM – Shareholders’ equity of $23.7 MM – Cash & equivalents of $2.1 MM Market cap: $46.0 MM (6/2/10) -19-

ADA

ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2010 ADA-ES, Inc. All rights reserved. NASDAQ:ADES